                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                    Flag Investors Emerging Growth Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 ................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[x]   No fee required.
[ ]   Fee computed on table below per Exchange Act rules 14a-6(i)(1) and 0-11.
      1) Title of each class of securities to which transaction applies:

      ..........................................................................
      2) Aggregate number of securities to which transaction applies:

      ..........................................................................
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      ..........................................................................
      4) Proposed maximum aggregate value of transaction:

      ..........................................................................
      5) Total fee paid:

      ..........................................................................
[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1) Amount Previously Paid:

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      4) Date Filed:

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                    FLAG INVESTORS EMERGING GROWTH FUND, INC.
                                 1 South Street
                            Baltimore, Maryland 21202

                         ------------------------------


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 11, 1997

        TO THE SHAREHOLDERS OF FLAG INVESTORS EMERGING GROWTH FUND, INC.

         You are cordially invited to a special meeting (the "Special Meeting") of the shareholders of Flag Investors Emerging Growth Fund, Inc. (the "Fund") on Tuesday, February 11, 1997, at 4:00 p.m. Eastern Standard Time at the offices of Investment Company Capital Corp., in the Second Floor Conference Room of the Alex. Brown Capital Advisory & Trust Company Building, 19-21 South Street, Baltimore, Maryland 21202, for the purpose of considering the proposal set forth below and for the transaction of such other business as may be properly brought before the Special Meeting:

         PROPOSAL: To consider and act upon a proposal to elect a Board of Directors of the Fund.

         WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. IT IS MOST IMPORTANT AND IN YOUR INTEREST FOR YOU TO SIGN AND DATE YOUR PROXY CARD AND RETURN IT SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.


                                                              Edward J. Stoken
                                                              Secretary

Dated: January 8, 1997

                    FLAG INVESTORS EMERGING GROWTH FUND, INC.
                                 1 South Street
                            Baltimore, Maryland 21202

                         ------------------------------

                                 PROXY STATEMENT
                         ------------------------------


                         SPECIAL MEETING OF SHAREHOLDERS
                                   TO BE HELD

                                FEBRUARY 11, 1997

         This Proxy Statement is furnished by the Board of Directors of Flag Investors Emerging Growth Fund, Inc. (the "Fund") in connection with their solicitation of proxies for use at the special meeting of shareholders of the Fund to be held on Tuesday, February 11, 1997, at 4:00 p.m. Eastern Standard Time, or at any adjournment thereof (the "Special Meeting"), at the offices of Investment Company Capital Corp., in the Second Floor Conference Room of the Alex. Brown Capital Advisory & Trust Company Building, 19-21 South Street, Baltimore, Maryland 21202. It is expected that the Notice of Special Meeting, the Proxy Statement and the Proxy Card will be mailed to shareholders on or about January 8, 1997.

         If you do not expect to be present at the Special Meeting and wish your shares to be voted, please date and sign the enclosed Proxy Card ("Proxy") and mail it in the enclosed reply envelope, allowing sufficient time for the Proxy to be received on or before 4:00 p.m. Eastern Standard Time on February 11, 1997. No postage is required if mailed in the United States. If the accompanying Proxy is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of the proposed slate of Directors of the Fund (the "Proposal"). All shareholders of the Fund are entitled to vote on the Proposal. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated Proxy or by attending and voting at the Special Meeting.

         The close of business on December 19, 1996, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment thereof. On the Record Date, the Fund had 3,714,148.166 shares outstanding, consisting of 2,405,919.898 Flag Investors Emerging Growth Fund Class A Shares, 57,873.825 Flag Investors Emerging Growth Fund Class B Shares and 1,250,354.443 Flag Investors Emerging Growth Fund Institutional Shares. Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

         The expenses of the Special Meeting will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding Proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic or oral communication by employees and officers of Investment Company Capital Corp. ("ICC"), which serves as the Fund's investment advisor.

         THE FUND WILL FURNISH TO SHAREHOLDERS, UPON REQUEST AND WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1996. THE ANNUAL REPORT OF THE FUND MAY BE OBTAINED BY WRITTEN REQUEST TO THE FUND, 1 SOUTH STREET, BALTIMORE, MARYLAND 21202 OR BY CALLING (800) 767-FLAG.

         The Fund is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its shares are registered under the Securities Act of 1933, as amended.

PROPOSAL: To consider and act upon a proposal to elect a Board of Directors of the Fund.

         At the Special Meeting, it is proposed that nine Directors be elected to hold office until their successors are duly elected and qualified. The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies on behalf of the shareholders for the election of Truman T. Semans, Charles W. Cole, Jr., James J. Cunnane, Richard T. Hale, John F. Kroeger, Louis E. Levy, Eugene J. McDonald, Rebecca W. Rimel and Carl W. Vogt (each a "Nominee" and collectively, the "Nominees"). Messrs. Semans, Cunnane, Hale, Kroeger, Levy and McDonald are currently members of the Board of Directors. Messrs. Semans, Hale and Kroeger were last elected by the shareholders of the Fund on June 20, 1989. Messrs. Cunnane, Levy and McDonald were appointed by the Board of Directors to fill vacancies on the Board as they arose and have not previously been elected by the shareholders. Messrs. Cole and Vogt and Ms. Rimel have not previously served on the Board of Directors and have not previously been elected by the shareholders. Messrs. W. James Price and Harry Woolf retired from the Board effective December 31, 1996.

         The proposal to elect the Board of Directors is being presented for shareholder approval pursuant to requirements under the 1940 Act. Under the 1940 Act, if at any time less than a majority of the Directors have been elected by shareholders, the Directors then holding office are required to hold a meeting of shareholders within 60 days for the purpose of electing Directors to fill any existing vacancies on the Board of Directors. As a result of the retirements of Messrs. Price and Woolf, less than a majority of the Directors have been elected by shareholders of the Fund and, accordingly, the Directors are required to hold a meeting of shareholders for the purpose of electing Directors.

         The Fund is incorporated under the laws of the State of Maryland. Under Maryland General Corporation Law, a corporation registered under the 1940 Act, such as the Fund, is not required to hold an annual meeting in any year in which the election of Directors is not required to be acted upon under the 1940 Act. The Fund has availed itself of this provision and achieves cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings. Because the Fund does not hold regular annual shareholder meetings, each Nominee, if elected, will hold office until his or her successor is elected and qualified.

         Even with the elimination of routine annual meetings, the Board of Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or as required or permitted by the Articles of Incorporation and By-Laws of the Fund. As described above, shareholder meetings will be held, in compliance with the 1940 Act, to elect Directors under certain circumstances. Shareholder meetings may also be held by the Fund for other purposes, including to approve investment policy changes, a new investment advisory agreement or other matters requiring shareholder action under the 1940 Act. In addition, Maryland General Corporation Law provides for the calling of a special meeting by the written request of shareholders holding at least 25% of the shares entitled to vote at the meeting.

         Each of the Nominees has consented to being named in this Proxy Statement and to serving as a Director if elected. The Fund knows of no reason why any Nominee would be unable or unwilling to serve if elected.

Information Regarding Nominees

         The following information is provided for each Nominee. It includes his or her name, position with the Fund, length of directorship (if applicable), age, principal occupations or employment during the past five years, directorships with other companies which file reports periodically with the Securities and Exchange Commission, number of directorships with the 12 registered investment companies which hold themselves out to investors as related companies for purposes of investment and investor services or to which ICC or an affiliated person of ICC provides investment advisory services (collectively, the "Fund Complex"), number of shares of the Fund beneficially owned and percentage of shares of the Fund beneficially owned. As of November 30, 1996, the Nominees as a group beneficially owned an aggregate of less than 1% of the shares of the Fund.

                                                                                             Shares
                                                                                          Beneficially
                                                    Business Experience                    Owned as of
Name and Position                                During the Past Five Years               November 30,         Percent-
   with the Fund                Age            (including all directorships)                 1996**              age
------------------              ---            -----------------------------                 ------             -----
Truman T. Semans*               69     Managing Director, Alex. Brown &                   19,860 shares         ***
   Director and                        Sons Incorporated; Director,
Chairman                               Investment Company Capital Corp.
   of the Board since                  (registered investment advisor).
           1987                        Formerly, Vice Chairman, Alex.
                                       Brown & Sons Incorporated.
                                       Director of eight funds in the Fund
                                       Complex.

Charles W. Cole,                61     Vice Chairman, Alex. Brown                         2,382 shares          ***
Jr.*+                                  Capital Advisory & Trust Company
   Nominee for                         (registered investment advisor);
Director                               Chairman, Investment Company
                                       Capital Corp. (registered investment
                                       advisor); Director, Provident
                                       Bankshares Corporation and
                                       Provident Bank of Maryland.
                                       Formerly, President and Chief
                                       Executive Officer, Chief
                                       Administrative Officer, and
                                       Director, First Maryland Bancorp,
                                       The First National Bank of
                                       Maryland and First Omni Bank;
                                       Director, York Bank and Trust
                                       Company.  Director of four funds in
                                       the Fund Complex.

James J. Cunnane                58     Managing Director, CBC Capital                         None              ***
   Director since                      (merchant banking), 1993-Present.
1994                                   Formerly, Senior Vice President
                                       and Chief Financial Officer, General
                                       Dynamics Corporation (defense),
                                       1989-1993; and Director, The Arch
                                       Fund (registered investment
                                       company). Director of each fund in
                                       the Fund Complex.

                                        4

                                                                                             Shares
                                                                                          Beneficially
                                                    Business Experience                    Owned as of
Name and Position                                During the Past Five Years               November 30,         Percent-
   with the Fund                Age            (including all directorships)                 1996**              age
------------------              ---            -----------------------------                 ------             -----
Richard T. Hale*                51     Managing Director, Alex. Brown &                   6,906 shares          ***
  Director since                       Sons Incorporated; Director and
  1989                                 President, Investment Company
                                       Capital Corp. (registered investment
                                       advisor); Chartered Financial
                                       Analyst.  Director of each fund in
                                       the Fund Complex.

John F. Kroeger                 72     Director/Trustee, AIM Funds                        1,311 shares          ***
  Director since                       (registered investment companies).
1987                                   Formerly, Consultant, Wendell &
                                       Stockel Associates, Inc. (consulting
                                       firm) and General Manager, Shell
                                       Oil Company. Director of each fund
                                       in the Fund Complex.

Louis E. Levy                   64     Director, Kimberly-Clark                           1,311 shares          ***
  Director since                       Corporation (personal consumer
1994                                   products) and Household
                                       International (finance and banking);
                                       Chairman of the Quality Control
                                       Inquiry Committee, American
                                       Institute of Certified Public
                                       Accountants.  Formerly, Trustee,
                                       Merrill Lynch Funds for
                                       Institutions, 1991-1993; Adjunct
                                       Professor, Columbia University-
                                       Graduate School of Business, 1991-
                                       1992; Partner, KPMG Peat
                                       Marwick, retired 1990.  Director of
                                       each fund in the Fund Complex.


                                        5

                                                                                             Shares
                                                                                          Beneficially
                                                    Business Experience                    Owned as of
Name and Position                                During the Past Five Years               November 30,         Percent-
   with the Fund                Age            (including all directorships)                 1996**              age
------------------              ---            -----------------------------                 ------             -----
Eugene J.                       64     President, Duke Management                             None              ***
McDonald                               Company (investments); Executive                      (2,462
  Director since                       Vice President, Duke University                      shares)++
1992                                   (education, research and
                                       healthcare); Director, Central Carolina
                                       Bank & Trust (banking), Key Funds
                                       (registered investment companies), and
                                       AMBAC Treasurers Trust (registered
                                       investment company). Director of each
                                       fund in the Fund Complex.

Rebecca W. Rimel                45     President and Chief Executive                          None              ***
  Nominee for                          Officer, The Pew Charitable Trusts;
  Director                             Director and Executive Vice
                                       President, The Glenmede Trust
                                       Company. Formerly, Executive
                                       Director, The Pew Charitable
                                       Trusts. Director of six funds in the
                                       Fund Complex.

Carl W. Vogt                    60     Senior Partner, Fulbright &                            None              ***
  Nominee for                          Jaworski L.L.P. (law); Director, Yellow            (368 shares)++
  Director                             Corporation (trucking). Formerly,
                                       Chairman and Member, National
                                       Transportation Safety Board; Director,
                                       National Railroad Passenger Corporation
                                       (Amtrak); and Member, Aviation System
                                       Capacity Advisory Committee (Federal
                                       Aviation Administration). Director of
                                       five funds in the Fund Complex.
                                       ----------------------------

                                        6

                                                                                             Shares
                                                                                          Beneficially
                                                    Business Experience                    Owned as of
Name and Position                                During the Past Five Years               November 30,         Percent-
   with the Fund                Age            (including all directorships)                 1996**              age
------------------              ---            -----------------------------                 ------             -----
*     Denotes an individual who is an "interested person" as defined in the 1940 Act.
**    This information has been provided by each Nominee for Director of the Fund.
***   As of November 30, 1996, the Nominees of the Fund as a group beneficially owned an aggregate of less than 1% of the shares of the Fund.
+     Mr. Cole is the father-in-law of Scott J. Liotta, a Vice President of the Fund.
++    Represents shares not beneficially owned, but held by funds in the Fund Complex as designated by the Nominee pursuant to the Fund Complex's Deferred Compensation
      Plan.

Compensation of Directors

         Each Director who is not an "interested person" receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at Board and committee meetings) from the Fund and all of the funds in the Fund Complex for which he or she serves. If elected, Mr. Vogt and Ms. Rimel will receive compensation from the Fund for their services. Payment of such fees and expenses is allocated among all such funds described above in proportion to their relative net assets. For the fiscal year ended October 31, 1996, Non-Interested Directors' fees attributable to the assets of the Fund totaled $2,270. Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers of the Fund who are employees of Alex. Brown & Sons Incorporated ("Alex. Brown") may be considered to have received remuneration indirectly.

         Any Director who receives fees from the Fund is permitted to defer a minimum of 50%, and up to 100%, of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Cunnane, Kroeger, Levy, McDonald, and Woolf have each executed a Deferred Compensation Agreement and may defer a portion of their compensation from the Fund and the Fund Complex. Currently, the deferring Directors may select various Flag Investors and Alex. Brown Cash Reserve Funds in which all or part of their deferral account shall be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in quarterly installments over a period of ten years.

         The aggregate compensation payable by the Fund to each of the Fund's Directors serving during the fiscal year ended October 31, 1996, is set forth in the compensation table below. The aggregate compensation payable to such Directors during the fiscal year ended October 31, 1996, by the Fund Complex is also set forth in the compensation table below.

                               COMPENSATION TABLE



                                                                                        Total
                                                                 Pension or         Compensation          Number of
                                                                 Retirement           From the             Funds in
                                                                  Benefits            Fund and               Fund
                                               Aggregate         Accrued as             Fund             Complex for
                                             Compensation          Part of             Complex              Which
                                              from the              Fund               Payable             Director
Name and Position                               Fund              Expenses           to Directors           Serves
-----------------                               ----             ----------         -------------          -------
Truman T. Semans, Director*                      $0                  $0                  $0                   8
Richard T. Hale, Director*                       $0                  $0                  $0                   12
W. James Price, Director*/***                    $0                  $0                  $0                   7
James J. Cunnane, Director                      $355(1)               +                $39,000                12
N. Bruce Hannay, Director**                     $106(1)               +                $13,071                12
John F. Kroeger, Director                       $446(1)               +                $49,000                12
Louis E. Levy, Director                         $355(1)               +                $39,000                12
Eugene J. McDonald, Director                    $355(1)               +                $39,000                12
Harry Woolf, Director***                        $355(1)               +                $39,000                12

--------------------
*    Denotes an individual who is an "interested person" as defined in the 1940
     Act.
**   Retired, effective January 31, 1996, and is now deceased.
***  Retired, effective December 31, 1996.
(1) Of the amounts payable to Messrs. Cunnane, Hannay, Kroeger, Levy, McDonald and Woolf, $197, $0, $0, $0, $197 and $197, respectively, was deferred pursuant to the Deferred Compensation Plan.
+ The Fund Complex has adopted a retirement plan for eligible Directors, as described below. The actuarially computed expense for the Fund for the fiscal year ended October 31, 1996, was $1,837.

         The Fund Complex has adopted a retirement plan (the "Retirement Plan") for Directors who are not employees of the Fund, the Fund's investment advisor or their respective affiliates (the "Participants"). After completion of six years of service, each Participant will be entitled to receive an annual retirement benefit equal to a percentage of the fees earned by such Participant in his or her last year of service. Upon retirement, each Participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the Participant in his or her last year of service. The fee will be paid quarterly, for life, by each fund for which he or she serves. The Retirement Plan is unfunded and unvested. Mr. Kroeger has qualified but has not received benefits. The Fund has two Participants, a Director who retired effective December 31, 1994, and a Director who retired effective December 31, 1996, who have qualified for the Retirement Plan by serving thirteen years and fourteen years, respectively, as Directors in the Fund Complex and each of whom will be paid a quarterly fee of $4,875 by the Fund Complex for the rest of his life. Another Participant who retired on January 31, 1996, and died on June 2, 1996, was paid fees of $8,090 by the Fund Complex under the Retirement Plan in the fiscal year ended October 31, 1996. Such fees are allocated to each fund in the Fund Complex based upon the relative net assets of such fund to the Fund Complex.

         Set forth in the table below are the estimated annual benefits payable to a Participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such Participant in his or her last year of service, as described above. The approximate credited years of service, shown in parentheses, for each Participant at December 31, 1996, are as follows:
Messrs. Cunnane (2), Kroeger (14), Levy (2) and McDonald (4).



Years of Service                       Estimated Annual Benefits Payable By Fund Complex Upon Retirement
----------------                       -----------------------------------------------------------------

                                       Chairman of Audit Committee                    Other Participants
                                       ---------------------------                ----------------------

6   years                                       $ 4,900                                    $ 3,900
7   years                                       $ 9,800                                    $ 7,800
8   years                                       $14,700                                    $11,700
9   years                                       $19,600                                    $15,600
10 years or more                                $24,500                                    $19,500

Meetings and Committees of the Board of Directors

         There were four meetings of the Board of Directors held during the fiscal year ended October 31, 1996. In such fiscal year, all Directors attended at least 75% of the meetings of the Board of Directors held during their respective terms.

         The Board of Directors has an Audit and Compliance Committee. The Audit and Compliance Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews, with the independent accountants, the results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit and Compliance Committee during the fiscal year ended October 31, 1996, were Messrs. Kroeger (Chairman), Cunnane, Hannay, Levy, McDonald and Woolf, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Hannay was a member of the Audit and Compliance Committee until his retirement on January 31, 1996. It is expected that Ms. Rimel and Mr. Vogt will serve as members of the Audit and Compliance Committee if elected by shareholders. The Audit and Compliance Committee met four times during the fiscal year ended October 31, 1996. In such fiscal year, all members attended at least 75% of the meetings of the Audit and Compliance Committee held during their respective terms. The Chairman of the Audit and Compliance Committee receives an aggregate annual fee of $10,000 from the Fund Complex. Payment of such fee is allocated among all funds in the Fund Complex in proportion to their relative net assets.

         The Board of Directors has a Nominating Committee. The Nominating Committee makes recommendations to the full Board of Directors with respect to candidates for the Board of Directors. The members of the Nominating Committee during the fiscal year ended October 31, 1996, were Messrs. McDonald (Chairman), Cunnane, Hannay, Kroeger, Levy and Woolf, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Hannay was a member of the Nominating Committee until his retirement on January 31, 1996. It is expected that Ms. Rimel and Mr. Vogt will serve as members of the Nominating Committee if elected by shareholders. The Nominating Committee met once during the fiscal year ended October 31, 1996 and all members, except Mr. Cunnane, attended such meeting.

         The Board of Directors has a Compensation Committee. The Compensation Committee makes recommendations to the full Board of Directors with respect to the compensation of Directors. The members of the Compensation Committee during the fiscal year ended October 31, 1996, were Messrs. Woolf (Chairman), Cunnane, Hannay, Kroeger, Levy and McDonald, each of whom is not an "interested person" within the meaning of the 1940 Act. Mr. Hannay was a member of the Compensation Committee until his retirement on January 31, 1996. It is expected that Ms. Rimel and Mr. Vogt will serve as members of the Compensation Committee if elected by shareholders. The Compensation Committee did not meet during the fiscal year ended October 31, 1996.

Board Approval of the Election of Directors

         At a meeting of the Board of Directors held December 18, 1996, the Board of Directors recommended that shareholders vote FOR each of the Nominees for Director named herein. In recommending that shareholders elect the Nominees as Directors of the Fund, the Board considered the Nominees' experience and qualifications.

Shareholder Approval of the Election of Directors

         The election of the Directors requires the favorable vote of a plurality of all votes cast at the Special Meeting, provided that one-third of the shares entitled to vote are present in person or by Proxy at the Special Meeting. If you give no voting instructions, your shares will be voted FOR all Nominees named herein. If the Directors are not approved by shareholders of the Fund, the Board of Directors will consider alternative nominations.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT
SHAREHOLDERS OF THE FUND VOTE FOR THE ELECTION OF THE DIRECTORS.
                              ---


                             ADDITIONAL INFORMATION

Directors and Executive Officers

         Information about the Fund's current Directors and principal executive officers, including their names, positions with the Fund, length of service in such positions, ages, principal occupations or employment during the past five years and amount of shares of the Fund beneficially owned as of November 30, 1996, is set forth below. Each officer of the Fund will hold such office until a successor has been elected by the Board of Directors. Directors and officers of the Fund are also directors and officers of some or all of the other investment companies managed, administered, advised or distributed by Alex. Brown or its affiliates. As of November 30, 1996, the Directors and officers of the Fund as a group (15 persons), beneficially owned 66,794 shares of the Fund, representing 1.8% of the Fund's total outstanding shares.


                                                                                                           Shares
                                                                       Business Experience              Beneficially
                                                                       During the Past Five              Owned as of
                                    Position                                  Years,                      November
           Name                  With the Fund         Age         including all Directorships            30, 1996
           ----                  -------------         ---         ---------------------------          ------------
Truman T. Semans*            Director and               69     See "Information Regarding                    **
                             Chairman of the                   Nominees."
                             Board since
                             1987

James J. Cunnane             Director since             58     See "Information Regarding                    **
                             1994                              Nominees."

Richard T. Hale*             Director since             51     See "Information Regarding                    **
                             1989                              Nominees."


John F. Kroeger              Director since             72     See "Information Regarding                    **
                             1987                              Nominees."

Louis E. Levy                Director since             64     See "Information Regarding                    **
                             1994                              Nominees."

Eugene J.                    Director since             64     See "Information Regarding                    **
McDonald                     1992                              Nominees."


                                       11

                                                                                                           Shares
                                                                       Business Experience              Beneficially
                                                                       During the Past Five              Owned as of
                                    Position                                  Years,                      November
           Name                  With the Fund         Age         including all Directorships            30, 1996
           ----                  -------------         ---         ---------------------------          ------------
Frederick L.                 President since            58     Principal, Alex. Brown &                      **
Meserve, Jr.                 1993                              Sons Incorporated, 1977-
                                                               Present; Principal, Alex.
                                                               Brown Capital Advisory &
                                                               Trust Company.

Edward J. Veilleux           Vice President             53     Principal, Alex. Brown &                      **
                             since 1987                        Sons Incorporated; Vice
                                                               President, Armata Financial
                                                               Corp. (registered broker-
                                                               dealer); Executive Vice
                                                               President, Investment
                                                               Company Capital Corp.
                                                               (registered investment
                                                               advisor).

Gary V. Fearnow              Vice President             52     Managing Director, Alex.                      **
                             since 1987                        Brown & Sons Incorporated
                                                               and Manager, Special
                                                               Products Department, Alex.
                                                               Brown & Sons
                                                               Incorporated.

Charles A. Reid              Vice President             53     Principal, Alex. Brown &                      **
                             since 1987                        Sons Incorporated, 1980-
                                                               Present;
                                                               Principal,
                                                               Alex.Brown
                                                               Capital Advisory
                                                               & Trust Company;
                                                               General Partner,
                                                               Baltimore Street
                                                               Capital III
                                                               (growth companies
                                                               investor).

Sandra J. Doeller            Vice President             35     Vice President Alex. Brown                    **
                             since 1991                        & Sons Incorporated, 1994-
                                                               Present; Equity Trader,
                                                               Asset Management
                                                               Department, Alex. Brown &
                                                               Sons Incorporated, 1983-
                                                               Present.


                                       12

                                                                                                           Shares
                                                                       Business Experience              Beneficially
                                                                       During the Past Five              Owned as of
                                  Position                                  Years,                        November
           Name                With the Fund           Age         including all Directorships            30, 1996
           ----               ---------------          ---         ---------------------------           ------------
Scott J. Liotta              Vice President             31     Manager, Fund                                 **
                             since 1996                        Administration, Alex.
                                                               Brown & Sons
                                                               Incorporated, July 1996-
                                                               Present.  Formerly,
                                                               Manager and Foreign
                                                               Markets Specialist, Putnam
                                                               Investments Inc. (registered
                                                               investment companies),
                                                               April 1994 - July 1996;
                                                               Supervisor, Brown Brothers
                                                               Harriman & Co. (domestic
                                                               and global custody), August
                                                               1991 - April 1994.

Joseph A. Finelli            Treasurer since            39     Vice President, Alex.                         **
                             1995                              Brown & Sons Incorporated
                                                               and Vice President,
                                                               Investment Company
                                                               Capital Corp. (registered
                                                               investment advisor),
                                                               September 1995-Present.
                                                               Formerly, Vice President
                                                               and Treasurer, The
                                                               Delaware Group of Funds
                                                               (registered investment
                                                               companies) and Vice
                                                               President, Delaware
                                                               Management Company Inc.
                                                               (investments), 1980-August
                                                               1995.

Edward J. Stoken             Secretary since            49     Compliance Officer, Alex.                     **
                             1996                              Brown & Sons
                                                               Incorporated, April 1995-
                                                               Present.  Formerly, Legal
                                                               Advisor, Federated
                                                               Investors (registered
                                                               investment advisor), 1991-
                                                               1995.


                                       13

                                                                                                           Shares
                                                                       Business Experience              Beneficially
                                                                       During the Past Five              Owned as of
                                    Position                                  Years,                      November
           Name                  With the Fund         Age         including all Directorships            30, 1996
           ----                  -------------         ---         ---------------------------           ---------
Laurie D. Collidge           Assistant                  31     Asset Management                              **
                             Secretary since                   Department, Alex. Brown &
                             1992                              Sons Incorporated, 1991-
                                                               Present.

---------------------------
*    Denotes an individual who is an "interested person" as defined in the 1940
     Act.
** As of November 30, 1996, the Directors and officers of the Fund as a group (15 persons), beneficially owned 66,794 shares of the Fund, representing 1.8% of the Fund's total outstanding shares.




Investment Advisor

         ICC, an indirect subsidiary of Alex. Brown Incorporated, is located at 1 South Street, Baltimore, Maryland 21202 and acts as the Fund's investment advisor.

Principal Underwriter

         Alex. Brown, located at 1 South Street, Baltimore, Maryland 21202, acts as the Fund's principal underwriter.

Independent Accountants

         A majority of the Fund's Board of Directors who are not "interested persons" of the Fund have selected Coopers & Lybrand L.L.P. as the independent accountants of the Fund for the fiscal year ending October 31, 1997. A representative of Coopers & Lybrand L.L.P. will be available by telephone during the Special Meeting, if needed, to make a statement if desired and to respond to appropriate questions from shareholders.

Beneficial Owners

         To the knowledge of Fund Management, as of the Record Date, the following were beneficial owners of 5% or more of the outstanding shares of the Fund.

                                Amount of Beneficial     Percent of Total Shares
           Name and Address          Ownership                 Outstanding
           ----------------          ---------                 -----------
T. Rowe Price Trustee              437,208 shares                  11.8%
Alex. Brown & Sons
Incorporated Plan #100460
Attn: Asset Recon.
P.O. Box 17215
Baltimore, MD  21297-0354

Lauer & Co. Custodian              565,417 shares                  15.2%
BAT Customers
c/o Glenmede Income
Collection Department
1600 Market Street
Suite 1200
Philadelphia, PA 19103-7301


Submission of Shareholder Proposals

         As a Maryland corporation, the Fund is not required to hold annual shareholder meetings, except in certain limited circumstances. Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Directors should submit the proposal or suggestions to be considered to the Fund sixty days in advance of any such meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting as is held. The Nominating Committee of the Board of Directors will give consideration to shareholder suggestions as to nominees for the Board of Directors. Shareholders retain the right, under limited circumstances, to request that a meeting of the shareholders be held for the purpose of considering the removal of a Director from office and, if such a request is made, the Fund will assist with shareholder communications in connection with the meeting.

Required Vote

         Approval of the Proposal requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that one-third of all shares entitled to vote are present in person or by Proxy at the Special Meeting.

         Votes may be cast in favor of Nominees or withheld. Votes that are withheld and "broker non-votes" will be excluded entirely from the vote and will have no effect, other than being present for purposes of determining the presence of a quorum. The Fund believes that brokers who hold shares as record owners for beneficial owners have the authority under the rules of the various stock exchanges to vote those shares with respect to the election of Directors when they have not received instructions from beneficial owners.

Other Matters

         No business other than the matter described above is expected to come before the Special Meeting, but should any matter incident to the conduct of the Special Meeting or any question as to an adjournment of the Special Meeting arise, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

         SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                    By Order of the Directors,



                                                    Edward J. Stoken
                                                    Secretary

Dated:  January 8, 1997

                    FLAG INVESTORS EMERGING GROWTH FUND, INC.
                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                                February 11, 1997

       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FLAG INVESTORS
                           EMERGING GROWTH FUND, INC.

This Proxy is for your use in voting on various matters relating to Flag Investors Emerging Growth Fund, Inc. (the "Fund"). The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) Edward
J. Veilleux, Edward J. Stoken and Laurie D. Collidge and each of them (with full power of substitution) the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on February 11, 1997 (the "Special Meeting") and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any matter incident to the conduct of the Special Meeting or any question of an adjournment of the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR THE ELECTION OF THE DIRECTORS.
---
Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as indicated upon the matters set forth below:

Proposal: To consider and act upon a proposal to elect a Board of Directors.

____ FOR all nominees listed below.

____ WITHHOLD AUTHORITY to vote
     for all nominees listed below.

____ FOR all nominees listed below except those whose names have been stricken.

  (Instructions: To withhold authority to vote for any or all of the nominees, strike a line through the name(s) of such nominee(s) below.)

                Truman T. Semans           Charles W. Cole, Jr.
                James J. Cunnane           Richard T. Hale
                John F. Kroeger            Louis E. Levy
                Eugene J. McDonald         Rebecca W. Rimel
                Carl W. Vogt

This Proxy will be voted as indicated above. If no indication is made, this Proxy will be voted FOR the proposal set forth above.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Directors.

         Please Date:      -                       Date: _________________, 1997
         -----------

Please print and sign your
name in the space provided to
authorize the voting of your       ______________________________         ___________________________________
shares as indicated and return     (Signature of shareholder)             (Co-owner signature, if any)
promptly. When signing on
behalf of a corporation,
partnership, estate, trust,
or in any other                    ______________________________         ___________________________________
representative capacity,           (Printed name of shareholder)           (Printed name of co-owner, if any)
please sign your name and
title. For joint accounts,
each joint owner must sign.



           PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.